UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Legg Mason Partners Variable Portfolios III, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2006

Legg Mason Partners Variable Social Awareness Stock Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Social Awareness Stock Portfolio

Annual Report  •  October 31, 2006

What’s

Inside

Portfolio Objective

The Portfolio seeks long-term capital appreciation and retention of net investment income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, subsequently oil prices fell 15% in the latter part of third quarter.v

Legg Mason Partners Variable Social Awareness Stock Portfolio         I

Looking at the market more closely, small-cap stocks outperformed their large- and mid-cap counterparts, with the Russell 2000vi, Russell 1000vii and Russell Midcapviii Indexes returning 19.98%, 16.02%, and 17.41%, respectively. However, with the potential for a slowing economy, during the latter part of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueix and Russell 3000 Growthx Indexes returning 21.58% and 11.39%, respectively.

Within this environment, the Portfolio performed as follows:

Performance Snapshot as of October 31, 2006 (unaudited)

	6 months	12 months

Variable Social Awareness Stock Portfolio[1]	2.52%	8.36%

S&P 500 Index	6.10%	16.33%

Lipper Variable Specialty/Miscellaneous Funds Category Average	1.27%	13.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006 and include the reinvestment of distributions, including returns of capital, if any, calculated among the 45 funds for the six-month period and among the 42 funds for the 12-month period in the Portfolio’s Lipper category.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

II         Legg Mason Partners Variable Social Awareness Stock Portfolio

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Portfolio actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Portfolio’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

In addition to the investment manager and subadviser changes discussed above, the Portfolio’s Board approved Legg Mason Investment Counsel, LLC (“LMIC”) as a new subadviser for the Portfolio. LMIC is an affiliate of Legg Mason. Shareholder approval of the subadvisory agreement with LMIC has also been obtained. LMIC is expected to replace ClearBridge as the Portfolio’s subadviser on or about May 1, 2007.

The Portfolio’s Board also approved an investment strategy change for the Portfolio and the removal of the Portfolio’s 80% investment policy. The change will occur in conjunction with the proposed change of subadviser. Shareholders will receive more detailed information regarding these changes prior to their implementation.

The Portfolio was formerly known as Travelers Series Fund Inc. — Social Awareness Stock Portfolio.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators.

Legg Mason Partners Variable Social Awareness Stock Portfolio         III

Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

IV         Legg Mason Partners Variable Social Awareness Stock Portfolio

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The ongoing economic expansion and solid corporate profits helped the U.S. equity market to generate very strong results during the 12-month period that ended October 31, 2006. Over that time, the S&P 500 Indexi returned 16.33%. That said, the market-experienced periods of volatility—often triggered by expectations regarding Federal Reserve Board (“Fed”)ii activity and fluctuating energy prices.

Oil prices, after peaking at $78 a barrel in mid-July, then declined nearly 15%, leading to decreased energy cost for corporate producers and consumers. After increasing the federal funds rateiii to 5.25% in June—its 17th consecutive rate hike—the Fed paused from raising rates at its August, September and October meetings, signaling the end of the two-year tightening cycle. These two factors resulted in investors bidding up the stock market and in particular, sectors that were perceived to benefit the most, mainly consumer discretionary (retail and restaurants), technology, and transportation.

Corporate profits remained strong, and merger and acquisition activity reached near record levels for the year. There were also historical levels of capital residing in private equity and LBO funds.

Performance Update1

For the 12 months ended October 31, 2006, Legg Mason Partners Variable Social Awareness Stock Portfolio, excluding sales charges, returned 8.36%. The Fund underperformed the Lipper Variable Specialty/Miscellaneous Funds Category Average,2 which increased 13.43%. The Portfolio’s unmanaged benchmark, the S&P 500 Index, returned 16.33% for the same period.

Q. What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. Stock selection in the industrials and consumer staples sectors enhanced results during the reporting period. In terms of sector positioning, the Portfolio’s exposure to consumer staples and materials stocks were positive contributors to relative performance. On an individual stock basis, the largest absolute contributors to performance were American Power Conversion Corp., JPMorgan Chase & Co., Microsoft Corp., Cisco Systems, Inc., and Pfizer, Inc.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         1

What were the leading detractors from performance?

A. During the period, our overall stock selection and sector positioning detracted from relative results. In particular, stock selection in the healthcare, consumer discretionary and energy sectors hurt results the most. From a sector allocation perspective, the Portfolio’s exposures to telecommunication services, health care and information technology detracted the most from relative performance. On an individual stock basis, the largest detractors from absolute performance were Juniper Networks, Inc., Teva Pharmaceutical Industries Ltd., Symantec Corp., SLM Corp. and KB Home.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes made to the Portfolio during the period.

Thank you for your investment in the Legg Mason Partners Variable Social Awareness Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

William Theriault

Portfolio Manager

ClearBridge Advisors, LLC

December 12, 2006

2         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Intel Corp. (3.9%), Tyco International Ltd. (3.6%), Microsoft Corp. (3.3%), American Power Conversion Corp. (2.7%), Teva Pharmaceutical Industries Ltd., ADR (2.6%), BP PLC, ADR (2.5%), SLM Corp. (2.5%), Coca-Cola Co. (2.4%), Amgen Inc. (2.3%) and JPMorgan Chase & Co. (2.3%). Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Information Technology (23.0%), Financials (21.0%), Health Care (18.5%), Energy (9.5%) and Consumer Discretionary (9.3%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criteria, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Legg Mason Partners Variable Social Awareness Stock Portfolio	2.52%	$1,000.00	$1,025.20	0.86%	$4.39

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Legg Mason Partners Variable Social Awareness Stock Portfolio	5.00%	$1,000.00	$1,020.87	0.86%	$4.38

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)
Twelve Months Ended 10/31/06	8.36%

Five Years Ended 10/31/06	4.23

Ten Years Ended 10/31/06	6.72

Cumulative Total Return(1) (unaudited)
Ten Years Ended 10/31/06	91.63%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Historical Performance

Value of $10,000 Invested in Shares of Legg Mason Partners Variable Social Awareness Stock Portfolio vs. Consumer Price Index vs. S&P 500 Index† (October 1996 — October 2006)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable Social Awareness Stock Portfolio on October 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The S&P 500 Index is a market-capitalization weighted index of 500 widely held common stocks. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         7

Schedule of Investments (October 31, 2006)

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS STOCK PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 100.0%
CONSUMER DISCRETIONARY — 9.3%
Household Durables — 2.2%
6,900	Black & Decker Corp.	$578,772
30,334	KB HOME	1,363,210

	Total Household Durables	1,941,982

Internet & Catalog Retail — 1.6%
29,650	Expedia Inc.*	481,812
29,650	IAC/InterActiveCorp.*	918,557

	Total Internet & Catalog Retail	1,400,369

Media — 3.3%
24,400	Cablevision Systems Corp., New York Group, Class A Shares	678,076
18,600	Comcast Corp., Special Class A Shares*	752,928
73,300	Time Warner Inc.	1,466,733

	Total Media	2,897,737

Multiline Retail — 0.7%
10,000	Target Corp.	591,800

Specialty Retail — 1.5%
34,400	Home Depot Inc.	1,284,152

	TOTAL CONSUMER DISCRETIONARY	8,116,040

CONSUMER STAPLES — 6.5%
Beverages — 3.6%
44,000	Coca-Cola Co.	2,055,680
17,500	PepsiCo Inc.	1,110,200

	Total Beverages	3,165,880

Household Products — 2.9%
29,500	Colgate-Palmolive Co.	1,887,115
10,237	Procter & Gamble Co.	648,923

	Total Household Products	2,536,038

	TOTAL CONSUMER STAPLES	5,701,918

ENERGY — 9.5%
Energy Equipment & Services — 3.3%
25,000	GlobalSantaFe Corp.	1,297,500
22,500	Noble Corp.	1,577,250

	Total Energy Equipment & Services	2,874,750

Oil, Gas & Consumable Fuels — 6.2%
23,100	Apache Corp.	1,508,892
32,726	BP PLC, ADR	2,195,915
24,800	Royal Dutch Shell PLC, ADR, Class A Shares	1,726,576

	Total Oil, Gas & Consumable Fuels	5,431,383

	TOTAL ENERGY	8,306,133

See Notes to Financial Statements.

8         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

FINANCIALS — 21.0%
Capital Markets — 6.3%
45,000	Bank of New York Co. Inc.	$1,546,650
7,100	Bear Stearns Cos. Inc.	1,074,585
16,200	Charles Schwab Corp.	295,164
10,000	Merrill Lynch & Co. Inc.	874,200
16,500	Morgan Stanley	1,261,095
9,000	T. Rowe Price Group Inc.	425,790

	Total Capital Markets	5,477,484

Commercial Banks — 1.0%
23,000	Wells Fargo & Co.	834,670

Consumer Finance — 5.4%
28,900	American Express Co.	1,670,709
11,100	Capital One Financial Corp.	880,563
44,900	SLM Corp.	2,185,732

	Total Consumer Finance	4,737,004

Diversified Financial Services — 3.2%
14,901	Bank of America Corp.	802,717
41,648	JPMorgan Chase & Co.	1,975,781

	Total Diversified Financial Services	2,778,498

Insurance — 5.1%
19,600	Ambac Financial Group Inc.	1,636,404
26,560	American International Group Inc.	1,784,035
14,000	Prudential Financial Inc.	1,077,020

	Total Insurance	4,497,459

	TOTAL FINANCIALS	18,325,115

HEALTH CARE — 18.5%
Biotechnology — 7.8%
26,200	Amgen Inc.*	1,988,842
23,300	Biogen Idec Inc.*	1,109,080
23,500	Genentech Inc.*	1,957,550
12,500	Genzyme Corp.*	843,875
27,800	ImClone Systems Inc.*	869,862

	Total Biotechnology	6,769,209

Health Care Equipment & Supplies — 2.0%
19,990	Boston Scientific Corp.*	318,041
22,200	Medtronic Inc.	1,080,696
11,200	St. Jude Medical Inc.*	384,720

	Total Health Care Equipment & Supplies	1,783,457

Health Care Providers & Services — 1.1%
19,900	UnitedHealth Group Inc.	970,722

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         9

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Pharmaceuticals — 7.6%
16,500	Eli Lilly & Co.	$924,165
65,000	Pfizer Inc.	1,732,250
68,800	Teva Pharmaceutical Industries Ltd., ADR	2,268,336
34,200	Wyeth	1,745,226

	Total Pharmaceuticals	6,669,977

	TOTAL HEALTH CARE	16,193,365

INDUSTRIALS — 9.0%
Air Freight & Logistics — 1.5%
17,500	United Parcel Service Inc., Class B Shares	1,318,625

Airlines — 1.2%
70,930	Southwest Airlines Co.	1,066,078

Electrical Equipment — 2.7%
76,700	American Power Conversion Corp.	2,318,641

Industrial Conglomerates — 3.6%
107,300	Tyco International Ltd.	3,157,839

	TOTAL INDUSTRIALS	7,861,183

INFORMATION TECHNOLOGY — 23.0%
Communications Equipment — 5.0%
57,500	Cisco Systems Inc.*	1,387,475
63,300	Juniper Networks Inc.*	1,090,026
44,300	Motorola Inc.	1,021,558
42,100	Nokia Oyj, ADR	836,948

	Total Communications Equipment	4,336,007

Computers & Peripherals — 3.7%
59,600	Dell Inc.*	1,450,068
54,900	EMC Corp.*	672,525
29,300	Network Appliance Inc.*	1,069,450

	Total Computers & Peripherals	3,192,043

Electronic Equipment & Instruments — 2.6%
33,100	Agilent Technologies Inc.*	1,178,360
81,700	Vishay Intertechnology Inc.*	1,102,133

	Total Electronic Equipment & Instruments	2,280,493

IT Services — 1.1%
24,500	Paychex Inc.	967,260

Semiconductors & Semiconductor Equipment — 4.8%
160,500	Intel Corp.	3,425,070
26,600	Texas Instruments Inc.	802,788

	Total Semiconductors & Semiconductor Equipment	4,227,858

Software — 5.8%
15,200	Amdocs Ltd.*	589,152
100,300	Microsoft Corp.	2,879,613

See Notes to Financial Statements.

10         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Software — 5.8% (continued)
28,200	Oracle Corp.*	$520,854
55,969	Symantec Corp.*	1,110,425

	Total Software	5,100,044

	TOTAL INFORMATION TECHNOLOGY	20,103,705

MATERIALS — 3.2%
Chemicals — 3.2%
22,400	Air Products & Chemicals Inc.	1,560,608
20,000	Praxair Inc.	1,205,000

	TOTAL MATERIALS	2,765,608

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $68,863,314)	87,373,067

Face Amount
SHORT-TERM INVESTMENT — 0.2%
Repurchase Agreement — 0.2%
$179,000	Interest in $443,169,000 joint tri-party repurchase agreement dated 10/31/06 with Greenwich Capital Markets Inc., 5.280% due 11/1/06; Proceeds at maturity — $179,026; (Fully collateralized by various U.S. government agency obligations, 3.314% to 6.554% due 11/1/28 to 11/1/36; Market value — $182,581) (Cost — $179,000)	179,000

	TOTAL INVESTMENTS — 100.2% (Cost — $69,042,314#)	87,552,067
	Liabilities in Excess of Other Assets — (0.2)%	(171,139)

	TOTAL NET ASSETS — 100.0%	$87,380,928

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $69,042,870.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         11

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $69,042,314)	$87,552,067
Cash	487
Dividends and interest receivable	54,895
Receivable for Fund shares sold	8,211
Prepaid expenses	1,308

Total Assets	87,616,968

LIABILITIES:
Payable for Fund shares repurchased	107,987
Investment management fee payable	49,184
Directors’ fees payable	5,751
Accrued expenses	73,118

Total Liabilities	236,040

Total Net Assets	$87,380,928

NET ASSETS:
Par value (Note 4)	$33
Paid-in capital in excess of par value	75,192,716
Undistributed net investment income	252,408
Accumulated net realized loss on investments	(6,573,982)
Net unrealized appreciation on investments	18,509,753

Total Net Assets	$87,380,928

Shares Outstanding	3,303,511

Net Asset Value	$26.45

See Notes to Financial Statements.

12         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$1,216,879
Interest	7,721
Less: Foreign taxes withheld	(16,345)

Total Investment Income	1,208,255

EXPENSES:
Investment management fee (Note 2)	590,479
Shareholder reports	41,453
Audit and tax	21,039
Legal fees	14,755
Directors’ fees	14,080
Proxy fees	11,445
Directors’ retirement expense	5,304
Administration fees (Note 2)	4,564
Custody fees	3,123
Transfer agent fees (Note 2)	1,862
Insurance	628
Miscellaneous expenses	3,261

Total Expenses	711,993
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(2,054)

Net Expenses	709,939

Net Investment Income	498,316

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	3,090,138
Change in Net Unrealized Appreciation/Depreciation From Investments	3,435,224

Net Gain on Investments	6,525,362

Increase in Net Assets From Operations	$7,023,678

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         13

Statements of Changes in Net Assets

For the year ended October 31, 2006, the period ended October 31, 2005 and the year ended December 31, 2004

	2006	2005(1)(2)	2004
OPERATIONS:
Net investment income	$498,316	$392,669	$652,775
Net realized gain	3,090,138	1,744,822	2,407,317
Change in net unrealized appreciation/depreciation	3,435,224	(1,152,396)	2,810,650

Increase in Net Assets From Operations	7,023,678	985,095	5,870,742

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(650,004)	(2,746)	(672,844)

Decrease in Net Assets From Distributions to Shareholders	(650,004)	(2,746)	(672,844)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	2,132,631	5,741,116	15,844,946
Reinvestment of distributions	650,004	2,746	672,844
Cost of shares repurchased	(12,610,517)	(9,735,698)	(7,549,496)

Increase (Decrease) in Net Assets From Fund Share Transactions	(9,827,882)	(3,991,836)	8,968,294

Increase (Decrease) in Net Assets	(3,454,208)	(3,009,487)	14,166,192
NET ASSETS:
Beginning of period	90,835,136	93,844,623	79,678,431

End of period*	$87,380,928	$90,835,136	$93,844,623

* Includes undistributed net investment income of:	$252,408	$392,651	$2,728

(1)	For the period January 1, 2005 to October 31, 2005.

(2)	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

See Notes to Financial Statements.

14         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006	2005(1)(2)		2004(3)	2003(3)(4)	2002(3)	2001(3)(4)
Net Asset Value, Beginning of Period	$24.58	$24.30		$23.04	$17.97	$24.14	$28.76

Income (Loss) From Operations:
Net investment income	0.15	0.10		0.17	0.12	0.08	0.11
Net realized and unrealized gain (loss)	1.90	0.18		1.26	5.06	(6.06)	(4.63)

Total Income (Loss) From Operations	2.05	0.28		1.43	5.18	(5.98)	(4.52)

Less Distributions From:
Net investment income	(0.18)	(0.00	)(5)	(0.17)	(0.11)	(0.19)	(0.10)

Total Distributions	(0.18)	(0.00	)(5)	(0.17)	(0.11)	(0.19)	(0.10)

Net Asset Value, End of Period	$26.45	$24.58		$24.30	$23.04	$17.97	$24.14

Total Return(6)	8.36%	1.16%		6.23%	28.85%	(24.81)%	(15.71)%

Net Assets, End of Period (000s)	$87,381	$90,835		$93,845	$79,678	$62,298	$83,344

Ratios to Average Net Assets:
Gross expenses	0.80%	0.75	%(7)	0.75%	0.78%	0.78%	0.74%
Net expenses(8)	0.79 (9)	0.75	(7)	0.71 (9)	0.78	0.78	0.74
Net investment income	0.56	0.52	(7)	0.77	0.59	0.40	0.45

Portfolio Turnover Rate	13%	6%		18%	38%	37%	22%

(1)	For the period January 1, 2005 to October 31, 2005.

(2)	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end changed to October 31, 2005.

(3)	For the year ended December 31.

(4)	Per share amounts have been calculated using the average shares method.

(5)	Amount represents less than $0.01 per share.

(6)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(7)	Annualized.

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, on the Fund will not exceed 1.25%.

(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         15

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Social Awareness Stock Portfolio (formerly known as Social Awareness Stock Portfolio) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Variable Portfolios III, Inc. (formerly known as Travelers Series Fund Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

16         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Paid-in Capital
(a)	$11,445	$(11,445)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         17

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment adviser, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Effective November 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.650%
Next $50 million	0.550
Next $100 million	0.450
Over $200 million	0.400

The Fund also paid an administration fee calculated daily and paid monthly at an annual rate of 0.06% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under a new investment management agreement, effective December 1, 2005, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.710%
Next $50 million	0.610
Next $100 million	0.510
Over $200 million	0.460

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.

18         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

During the year ended October 31, 2006, the Fund had a voluntary expense limitation in place of 1.25%.

During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $2,054.

The Fund’s Board approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB.

The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,389,529

Sales	20,367,264

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,657,924
Gross unrealized depreciation	(4,148,727)

Net unrealized appreciation	$18,509,197

4.	Shares of Beneficial Interest

At October 31, 2006, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in the Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2006	Period Ended October 31, 2005†	Year Ended December 31, 2004
Shares sold	84,181	239,976	708,617
Shares issued on reinvestment	25,611	115	27,780
Shares repurchased	(502,009)	(406,115)	(332,976)

Net Increase (Decrease)	(392,217)	(166,024)	403,421

†	Effective July 1, 2005, the Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31, 2005.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         19

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$650,004	$2,746

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$257,712

Capital loss carryforward*	$(6,573,426)
Other book/tax temporary differences(a)	(5,304)
Unrealized appreciation/(depreciation)(b)	18,509,197

Total accumulated earnings / (losses) — net	$12,188,179

*	During the taxable year ended October 31, 2006, the Fund utilized $3,090,138 of its capital loss carryover available from prior years. As of October 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2010	$(5,012,812)
10/31/2011	(1,560,614)

$(6,573,426)

These amounts will be available to offset any future taxable capital gains, subject to an annual limitation of $3,980,814 resulting from an ownership change the Fund experienced in the prior year.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also

20         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alter-natives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 mil-lion, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         21

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ manager and it affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any

22         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.	Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies. Shareholders of the Fund approved these matters on December 11, 2006.

These matters generally are expected to be implemented during the first half of 2007.

The Fund’s Board approved Legg Mason Investment Counsel, LLC (“LMIC”) as a new subadviser for the Fund, LMIC is an affiliate of Legg Mason. Shareholder approval of the subadvisery agreement with LMIC has also been obtained. LMIC is expected to replace ClearBridge as the Fund’s subadviser on or about May 1, 2007.

The Fund’s Board also approved an investment strategy change for the Fund and the removal of the Fund’s 80% investment policy. The change will occur in conjunction with the change of subadviser.

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         23

Notes to Financial Statements (continued)

10.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

24         Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Variable Portfolios III, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Social Awareness Stock Portfolio (formerly Social Awareness Stock Portfolio), a series of Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc.), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the fiscal years ended October 31, 2006, and December 31, 2004, and for the period January 1, 2005 through October 31, 2005, and the financial highlights for each of the fiscal years or periods in the seventy month period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Social Awareness Stock Portfolio as of October 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

Legg Mason Partners Variable Social Awareness Stock Portfolio 2006 Annual Report         25

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 23, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved new subadvisory agreements between the Manager and each of ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, and Legg Mason Investment Counsel (“LMIC”) (each a “Subadviser”) (and each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management, LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. The New Subadvisory Agreement between the Manager and LMIC was approved by the Board Members, subject to shareholder approval, and with the intent that following shareholder approval, LMIS would replace ClearBridge as the Fund’s sub-investment adviser. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund. The Board Members further noted that LMIC has not previously provided services to the Fund but has investment expertise and strong track records managing products having an investment style similar to that of the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by each Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and each Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and each Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, each Subadviser and Legg Mason. The Board

26         Legg Mason Partners Variable Social Awareness Stock Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and each New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement with ClearBridge. The Board Members further considered information provided about the performance of funds advised by LMIC with a similar investment style as to the Fund.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to each Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and each New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

Legg Mason Partners Variable Social Awareness Stock Portfolio         27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and each New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement with ClearBridge were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. The Board Members noted that the New Subadvisory Agreement with LMIC required shareholder approval. Following shareholder approval it is expected that the term of the New Subadvisory Agreement with LMIC would commence on or about May 1, 2007.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement with ClearBridge. The Board, including the Independent Board Members, also approved the New Subadvisory Agreement with LMIC, subject to shareholder approval. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and each New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and each New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or either Subadviser were present.

28         Legg Mason Partners Variable Social Awareness Stock Portfolio

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Partners Variable Portfolios III, Inc. (formerly known as Travelers Series Fund Inc.) (the “Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A., (media management operations), SEACOR Holdings Inc, (offshore marine services provider) and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director 175 E. 62nd St. Corp (real estate) (since 2002)	11	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Birth Year: 1941	Director	Since 1994	Independent consultant (since 2001); formerly, owner of Lacey & Heilbron (communications consulting) (1993 to 2001)	11	None

Legg Mason Partners Variable Social Awareness Stock Portfolio         29

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Funds

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2006	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

William Theriault ClearBridge Advisors, LLC 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1966	Vice President and Investment Officer	Since 2005	Director of Legg Mason	N/A	N/A

30         Legg Mason Partners Variable Social Awareness Stock Portfolio

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director – Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Social Awareness Stock Portfolio         31

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund's Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Elect Board Members, (2) Revise Fundamental Investment Policies, and (3) Approve New Sub-Advisory Agreement.

Proposal 1: Elect Board Members.†

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees:
Paul R Ades	627,038,784.337	28,077,775.512	0.000	0.000
Andrew L. Breech	627,196,957.837	27,919,602.012	0.000	0.000
Dwight B. Crane	626,833,724.086	28,282,835.763	0.000	0.000
Robert M. Frayn, Jr.	626,781,438.698	28,335,121.151	0.000	0.000
Frank G. Hubbard	626,978,109.222	28,138,450.627	0.000	0.000
Howard J. Johnson	626,924,564.456	28,191,995.393	0.000	0.000
David E. Maryatt	626,906,972.055	28,209,587.794	0.000	0.000
Jerome H. Miller	627,150,693.392	27,965,866.457	0.000	0.000
Ken Miller	627,176,821.935	27,939,737.914	0.000	0.000
John J. Murphy	626,472,532.788	28,644,027.061	0.000	0.000
Thomas T. Schlafly	627,140,091.304	27,976,468.545	0.000	0.000
Jerry A. Viscione	626,511,106.887	28,605,452.962	0.000	0.000
R. Jay Gerken, CFA	626,765,585.797	28,350,974.052	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Revise Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	3,022,429.753	121,481.082	181,041.099	0.000
Underwriting	3,052,105.491	136,606.540	136,239.903	0.000
Lending	3,059,458.455	141,994.642	123,498.837	0.000
Issuing Senior Securities	3,093,744.595	101,885.991	129,321.348	0.000
Real Estate	3,113,651.085	102,520.275	108,780.574	0.000
Commodities	3,077,585.430	116,597.762	130,768.742	0.000
Concentration	3,053,554.119	124,624.553	146,773.262	0.000
Diversification	3,082,349.230	98,675.378	143,927.326	0.000
Non-Fundamental	3,021,262.177	163,760.686	139,929.071	0.000

Proposal 3: Approve a New Sub-Advisory Agreement

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Sub-Advisory Agreement	3,090,759.434	95,793.426	138,399.074	0.000

32         Legg Mason Partners Variable Social Awareness Stock Portfolio

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year end October 31, 2006

Record Date:	12/27/2005
Payable Date:	12/28/2005

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

Legg Mason Partners Variable Social Awareness Stock Portfolio         33

Legg Mason Partners Variable Social Awareness Stock Portfolio

DIRECTORS Robert A. Frankel Michael E. Gellert R. Jay Gerken, CFA Chairman Rainer Greeven Susan M. Heilbron

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity Investor Services

One Cityplace

Hartford, Connecticut 06103-3415

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Social Awareness Stock Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD03332 12/06	SR 06-206

Legg Mason Partners Variable Social Awareness Stock Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios III, Inc. , a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund’s shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $177,500 in 2005 and $207,000 in 2006.

(b)	Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolio III (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $37,500 in 2005 and $4,400 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Portfolio III

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolio III requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Variable Portfolio III, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Portfolio III and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio III during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h)	Yes. Legg Mason Partners Variable Portfolio III’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolio III or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios III, Inc.

By:	/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	Chief Executive Officer of Legg Mason Partners Variable Portfolios III, Inc.

Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	Chief Executive Officer of Legg Mason Partners Variable Portfolios III, Inc.

Date: January 8, 2007

By:	/s/ Frances M. Guggino
Name:	Frances M. Guggino
Title:	Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc.

Date: January 8, 2007